Exhibit 10.2

Amendment No. 1 to Second Amended and Restated Loan Agreement
AND MODIFICATION TO LOAN DOCUMENTS

AMENDMENT NO. 1 TO SECOND AMENDED AND RESTATED LOAN AGREEMENT AND MODIFICATION TO LOAN DOCUMENTS (this “Agreement”), dated as of June 30, 2020, relating to the Second Amended and Restated Loan Agreement, dated as of July 2, 2019 (as amended, supplemented or otherwise modified prior to the date hereof, the “Existing Loan Agreement”), by and among AURORA CONVENTION CENTER HOTEL, LLC, a Delaware limited liability company (“Borrower”), AURORA CONVENTION CENTER HOTEL LESSEE, LLC, a Delaware limited liability company (“Operating Lessee”), the LENDERS from time to time party thereto (collectively, the “Lenders”), and WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent (“Administrative Agent”).

RECITALS

WHEREAS, Borrower and Operating Lessee have notified Administrative Agent and the Lenders that such entities are experiencing or anticipate to experience material adverse changes in their financial position and prospects as a direct result of the COVID-19 outbreak and, as such, Borrower, Operating Lessee, and the other Loan Parties have requested, and Administrative Agent and the Requisite Lenders (as defined below) have agreed, to modify certain provisions of the Existing Loan Agreement and other Loan Documents; and

WHEREAS, pursuant to Section 13.12 of the Existing Loan Agreement, Borrower, Operating Lessee, Administrative Agent and the Lenders party hereto (representing the Requisite Lenders required pursuant to Section 13.12 of the Existing Loan Agreement) (collectively, the “Requisite Lenders”), agree to amend the Existing Loan Agreement, as well as modify certain other Loan Documents, on the terms set forth herein.

NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1.  Defined Terms.  Capitalized terms used but not defined herein shall have the meanings given to them in the Existing Loan Agreement.  The rules of interpretation set forth in the Existing Loan Agreement are hereby incorporated by reference herein, mutatis mutandis.  Each reference to “hereof”, “hereunder”, “herein” and “hereby” and each other similar reference and each reference to “this Agreement” and each other similar reference contained in the Existing Loan Agreement or any other Loan Document shall, after this Agreement becomes effective, refer to the Existing Loan Agreement or such other Loan Document as amended hereby.
SECTION 2.DSCR Reserve Account Funds.  Notwithstanding anything to the contrary in the Existing Loan Agreement, the Cash Management Agreement or the Operating Lessee Cash Management Agreement, during a Cash Sweep Period, Administrative Agent shall, promptly following Borrower’s or Operating Lessee’s request, no more than once per month, so long as no Default or Potential Default (except for a Potential Default which is to be cured from such disbursement of funds on deposit in the DSCR Reserve Account) has occurred, disburse funds on deposit in the DSCR Reserve Account to Borrower or Operating Lessee, as applicable, to fund debt service on the Loan, operating expenses at the Property pursuant to the terms of the Management Agreement, and such other uses as reasonably approved by Administrative Agent, in each case only to the extent that there is insufficient cash flow from the Property for such month or from other sources (including, without limitation, any amounts received from business interruption insurance or any governmental entity in the form of a loan, grant, subsidy, bail-out or otherwise, but not including equity contributions from the direct or indirect equity owners of Borrower or Operating Lessee).
SECTION 3.Amendments to the Loan Agreement.  The Existing Loan Agreement is, effective as of the Amendment No. 1 Effective Date (as defined below), hereby amended as follows (the Existing Loan Agreement, as so amended, the “First Amended Loan Agreement”):
(a)The definition of “Completion Date” in Section 1.01 of the Existing Loan Agreement is hereby deleted in its entirety and replaced with the following:

“Completion Date” – means, if the Expansion is commenced, the First Extended Maturity Date.”

(b)Section 1.01 of the Existing Loan Agreement is hereby amended by adding the following definitions, in each case in appropriate alphabetical order, as follows:

“Amendment No. 1” – means that certain Amendment No. 1 to Second Amended and Restated Loan Agreement, dated as of June 30, 2020, by and between Borrower, Operating Lessee, Administrative Agent, and certain Lenders party thereto.

“Amendment No. 1 Effective Date” – means June 30, 2020.

“Commitment Debt Service” – means, as of the last day of the calendar quarter immediately preceding the applicable date of determination, an amount equal to the greater of (i) the actual, annual debt service for the Loan for the relevant calculation period, and (ii) the amount obtained by multiplying the then aggregate Commitment Amount of the Loan by the greater of (A) eight percent (8.00%), and (B) a debt service constant calculated using (1) an interest rate factor equal to the then prevailing rate on 10 Year U.S. Treasury Notes, plus two and one-half percent (2.50%) and (2) principal amortization based on a thirty (30) year amortization schedule.

“Commitment DSCR” - means, as of any DSCR Test Date, (i) the Adjusted NOI for the twelve (12) consecutive calendar months ending on such DSCR Test Date, divided by (ii) the Commitment Debt Service as of such date.

“Excluded Stimulus Transaction” – means any loans, equity investments, grants or other transactions pursuant to which a party receives funds in connection with any federal COVID-19 stimulus legislation, including, without limitation, any loan made pursuant to the Paycheck Protection Program under the Small Business Administration 7(a) Loan Program, as implemented by the “Coronavirus Aid, Relief, and Economic Security Act” or the “CARES Act”, or any similar program.

“Expansion Equity Release Event” – means the Property shall have achieved a Commitment DSCR greater than or equal to 1.125 to 1.000 for two (2) consecutive quarters, and Borrower shall have delivered to Administrative Agent the DSCR Compliance Certificates so certifying.

(c)Section 1.01 of the Existing Loan Agreement is hereby amended by replacing the defined terms set forth below with the definitions set forth herein:

“Adjusted NOI” – means the amount by which (a) Gross Operating Revenues for any period exceed (b) the Adjusted Operating Expenses for such period, which, unless otherwise expressly stated herein, shall be calculated with respect to the following periods: (i) for the DSCR Test Dates occurring on June 30, 2020, September 30, 2020, December 31, 2020, and March 31, 2021, the trailing three (3) months ending on such DSCR Test Date, annualized; (ii) for the DSCR Test Date occurring on June 30, 2021, the trailing six (6) months ending on such DSCR Test Date, annualized; (iii) for the DSCR Test Date occurring on September 30, 2021, the trailing nine (9) months ending on such DSCR Test Date, annualized; and (iv) thereafter, for the trailing twelve (12) months ending on the DSCR Test Date.

“Minimum DSCR Hurdle”  – means the DSCR as of the particular DSCR Test Date in question is equal to or greater than the following:

Date	DSCR
June 30, 2020, September 30, 2020, December 31, 2020, March 31, 2021, June 30, 2021, September 30, 2021, December 31, 2021	1.00:1.00
March 31, 2022, June 30, 2022, September 30, 2022, December 31, 2022	1.125:1.000
March 31, 2023 and continuing on each DSCR Test Date until the Maturity Date	1.1875:1.0000

(d)Section 2.10(c) of the Existing Loan Agreement is hereby deleted in its entirety and replaced with the following:

“(c)In connection with Borrower exercising the Second Option to Extend and the Third Option to Extend, to the extent Borrower has commenced construction of the Expansion, the Expansion shall have been Completed.”

(e)The first sentence of the last paragraph of Section 2.10 of the Existing Loan Agreement is hereby deleted in its entirety and replaced with the following:

“Any undisbursed Commitments of Lenders shall be permanently and automatically cancelled on the First Extended Maturity Date and, for the avoidance of doubt, shall not be used in the calculation of the extension fee payable by Borrower in connection with the Second Option to Extend or the Third Option to Extend.”

(f)Section 3.2 of the Existing Loan Agreement is hereby modified as follows:
(i)the reference to “July 2, 2021” appearing in subsection (a) as the deadline for Borrower to elect to commence construction of the Expansion is deleted and replaced with “October 2, 2022”;
(ii)subsection (h) is hereby moved and renumbered to a new subsection (j), and a new subsections (h) and (i) are hereby added as follows:

“(h)no Cash Sweep Period shall then exist;”

(i)from the Amendment No. 1 Effective Date until the occurrence of the Expansion Equity Release Event, prior to any disbursement of the Expansion Tranche, Borrower shall have provided evidence satisfactory to Administrative Agent that Borrower has funded no less than forty percent (40%) of the construction costs as set forth in the approved Expansion Budget with Borrower equity (the “Required Expansion Equity”) towards construction of the Expansion.  Following Borrower’s funding of the Required Expansion Equity, Administrative Agent shall disburse Expansion Tranche funds up to an amount not to exceed sixty percent (60%) of the remaining construction costs as set forth in the approved Expansion Budget in accordance with the terms herein.  Upon the occurrence of the Expansion Equity Release Event, provided no Default or Potential Default then exists and no Cash Sweep Period is then in effect, Administrative Agent shall disburse to Borrower funds from the Expansion Tranche in an amount equal to the lesser of: (y) the Required Expansion Equity funded prior to such date of disbursement (if any) or (z) the remaining undisbursed proceeds of the Expansion Tranche; and”

(iii)the reference to “July 2, 2021” appearing in the last paragraph of said Section as the deadline to achieve the conditions set forth in subsection (g) is deleted and replaced with “October 2, 2022”; and
(iv)the reference to “January 2, 2022” appearing in the last paragraph of said Section as the deadline for Borrower to submit an Application for Payment to Administrative Agent requesting a disbursement from the Expansion Tranche is deleted and replaced with “August 2, 2023”.
(g)Section 9.13 of the Existing Loan Agreement is hereby amended by adding the following sentence to the end of said Section:

“Notwithstanding anything to the contrary in this Agreement, the Cash Management Agreement or the Operating Lessee Cash Management Agreement, neither Borrower nor Operating Lessee shall make any distributions of money or other property to any member of Borrower or Operating Lessee or any other Person, whether in the form of earnings, income, payments under the Operating Lease or other proceeds from the Property, nor shall Borrower or Operating Lessee repay any principal or interest on any loan or other advance made to Borrower or Operating Lessee by any member, nor shall Borrower or Operating Lessee loan or advance any funds to any such member, (y) from the First Amendment Effective Date until August 31, 2020, or (z) during the existence of a Cash Sweep Period provided, however, that Operating Lessee shall not be prohibited from making any payment from funds otherwise available to Operating Lessee to Borrower that is due to Borrower under the Operating Lease.”

(h)The first sentence of Section 9.25(b) of the Existing Loan Agreement is hereby deleted in its entirety and replaced with the following:

“(b)Neither Borrower nor Operating Lessee shall materially modify, change, supplement, alter or amend, or waive or release any of its material rights and remedies under any of the Project Documents, without Requisite Lender’s prior written consent, provided, however, Borrower and Operating Lessee may, without the prior consent of the

Requisite Lenders, amend, modify or change the Operating Lease, except for such amendments, modifications or changes that would reasonably be likely to adversely affect the Lenders, and Borrower shall promptly following request therefor deliver to Administrative Agent executed copies of any such amendments, modifications or changes to the Operating Lease.”

(i)The first sentence of Section 9.33(a) of the Existing Loan Agreement is hereby deleted in its entirety and replaced with the following:

“Commencing on the DSCR Start Date, on or before each DSCR Reporting Date, Borrower shall and/or shall cause Operating Lessee to provide Administrative Agent a calculation and certification of the DSCR and, if and when applicable, the Commitment DSCR for the applicable calculation period in the form attached hereto as Schedule 9.33 (each, a “DSCR Compliance Certificate”), together with reasonable supporting information (including, without limitation, historical operating statements and the amounts and sources of Gross Operating Revenue and Gross Operating Expenses) reasonably required by Administrative Agent to confirm the DSCR and, if and when applicable, the Commitment DSCR, as of the immediately preceding DSCR Test Date.

(j)The last sentence of Section 9.33(b) of the Existing Loan Agreement is hereby deleted in its entirety and replaced with the following:

“Upon the occurrence of a Cash Flow Sweep Release Event, so long as no Potential Default or Default then exists, all funds on deposit in the DSCR Reserve Account in excess of the lesser of (y) $16,500,000, or (z) the aggregate amount on deposit in the DSCR Reserve Accounts as of the date of the Cash Flow Sweep Release Event (such amount, the “Minimum Retained Swept Funds”) shall be promptly disbursed to Borrower or Operating Lessee, or, at the election of Borrower and/or Operating Lessee, as applicable, shall be applied against the outstanding principal balance of the Loan, it being agreed that, if such application occurs on a date (i) on or prior to the expiration of the Spread Maintenance Period, Borrower shall pay the Spread Maintenance Fee and (ii) after the expiration of the Spread Maintenance Period, there shall be no prepayment fee or penalty (including, without limitation, the Spread Maintenance Fee) in connection therewith.  Thereafter, no more than once per month, so long as no Default or Potential Default (except for a Potential Default which is to be cured from such disbursement of funds on deposit in the DSCR Reserve Account) then exists, Administrative Agent shall disburse such Minimum Retained Swept Funds to Borrower or Operating Lessee, as applicable, to fund debt service on the Loan, operating expenses at the Property pursuant to the terms of the Management Agreement, and such other uses as reasonably approved by Administrative Agent, in each case only to the extent that there is insufficient cash flow from the Property for such month or from other sources (including, without limitation, any amounts received from business interruption insurance or any governmental entity in the form of a loan, grant, subsidy, bail-out or otherwise, but not including equity contributions from the direct or indirect equity owners of Borrower or Operating Lessee).  Following the twelve (12) month anniversary of the Cash Flow Sweep Release Event, so long as no Default or Potential Default (except for a Potential Default which is to be cured from such disbursement of funds on deposit in the DSCR Reserve Account) then exists and a Cash Sweep Period is not then in effect, Administrative Agent shall disburse the entire remaining amount of Minimum Retained Swept Funds to Borrower and Operating Lessee, or, at the election of Borrower or Operating Lessee, to be applied against the outstanding principal balance of the Loan, it being agreed that, if such application occurs on a date (i) on or prior to the expiration of the Spread Maintenance Period, Borrower shall pay the Spread Maintenance Fee and (ii) after the expiration of the Spread Maintenance Period, there shall be no prepayment fee or penalty (including, without limitation, the Spread Maintenance Fee) in connection therewith.”

(k)A new Section 9.34 is hereby added to the Existing Loan Agreement as follows:

“9.34.NOTICE OF EXCLUDED STIMULUS TRANSACTION.  Borrower or Operating Lessee, as applicable, shall promptly provide written notice to Administrative Agent of any Excluded Stimulus Transaction entered into or received by any Loan Party or any of their respective subsidiaries with respect to the Property.  Each Loan Party covenants and agrees that the proceeds and benefits of any Excluded Stimulus Transaction received by such party with respect to the Property shall be used only for the permitted uses pursuant to the terms of such Excluded Stimulus Transaction.  In the event that any such Excluded Stimulus Transaction is in the form of a loan that can be forgiven, such party shall use commercially reasonable efforts to comply with all requirements to ensure such loan is forgiven in accordance with the applicable program, in each case solely to the extent satisfaction of such requirements does not otherwise cause, directly or indirectly, a Default or Potential Default under the Loan Documents, or otherwise cause a breach of the terms thereof to arise.  Such Loan Party or any of their respective subsidiaries, as applicable, shall execute and deliver to Administrative Agent such additional amendments, documents and instruments as may be reasonably required in connection with such Excluded Stimulus Transaction.”

SECTION 4.Amendments to Cash Management Agreement.  The Cash Management Agreement is, effective as of the Amendment No. 1 Effective Date, hereby amended as follows:

The last paragraph of Section 2.4(A)(iii) of the Cash Management Agreement is hereby deleted in its entirety and replaced with the following:

“Neither Borrower nor Manager shall be entitled to any disbursement or use of funds on deposit in the Borrower’s DSCR Reserve Account except as expressly permitted pursuant to the Loan Agreement (including, without limitation, Section 9.33 thereof), and such funds shall be held by Agent as collateral for the Loan. Upon the repayment of the Loan in full, all funds on deposit in the Borrower’s DSCR Reserve Account shall be promptly disbursed to Borrower.”

SECTION 5.Amendments to Operating Lessee Cash Management Agreement.  The Operating Lessee Cash Management Agreement is, effective as of the Amendment No. 1 Effective Date, hereby amended as follows:

The last paragraph of Section 2.4(A)(iv) of the Operating Lessee Cash Management Agreement is hereby deleted in its entirety and replaced with the following:

“Neither Operating Lessee nor Manager shall be entitled to any disbursement or use of funds on deposit in the Operating Lessee’s DSCR Reserve Account except as expressly permitted pursuant to the Loan Agreement (including, without limitation, Section 9.33 thereof), and such funds shall be held by Agent as collateral for the Loan. Upon the repayment of the Loan in full, all funds on deposit in the Operating Lessee’s DSCR Reserve Account shall be promptly disbursed to Operating Lessee.”

SECTION 6.Consent to Operating Lease Amendment.  Administrative Agent and the Requisite Lenders hereby consent to the Amendment to the Operating Lease, dated on or about the date hereof, entered into between Borrower and Operating Lessee.
SECTION 7.Conditions to the Close.  This Agreement is effective on the Amendment No. 1 Effective Date.  By its execution of this Agreement, Administrative Agent hereby acknowledges and agrees that each of the following conditions have been satisfied or waived by Administrative Agent:
(i)Representations and Warranties.  The representations and warranties of Borrower, Operating Lessee and each other Loan Party contained in Article VI of the Existing Loan Agreement or any other Loan Document, or which are contained in any document furnished at any time under or in connection herewith or therewith, shall be true and correct in all material respects (except that any representation and warranty that is qualified by materiality shall be true and correct in all respects) on and as of the Amendment No. 1 Effective Date, except to the extent that such representations and warranties specifically refer or relate to an earlier date, in which case they shall be true and correct as of such earlier date.
(ii)No Default.  Neither a Default nor, to Borrower’s knowledge, Potential Default shall exist, or would result from, the effectiveness of this Agreement.
(iii)This Agreement.  Administrative Agent has received executed counterparts hereof that, when taken together, bear the signatures of Borrower, Operating Lessee, the Guarantors, the Requisite Lenders and Administrative Agent.
(iv)Officer’s Certificates.  Administrative Agent has received a certificate or certificates executed by an officer of Borrower and Operating Lessee as of the Amendment No. 1 Effective Date, in form and substance satisfactory to Administrative Agent, stating that (A) the conditions specified in clauses (i) and (ii) above have been satisfied, and (B) all material governmental, shareholder and third party consents and approvals, if any, with respect to this Agreement and any other instruments or documents executed and delivered in connection with this Agreement and the transactions contemplated thereby have been obtained (and attaching copies thereof).
(v)Opinions.  Administrative Agent has received an opinion of legal counsel to Borrower, in form and content satisfactory to Administrative Agent to the effect that: (i) each of Borrower, Operating Lessee, and the Ryman Guarantor are duly formed, validly existing and in good standing and has all requisite power and authority to enter into this Agreement; (ii) this Agreement has been duly authorized, executed and delivered; and (iii) the transactions described in this Agreement will not constitute a default or breach under the terms of any material agreement or instrument listed by the Ryman Guarantor as an exhibit to its annual report on Form 10-K filed with the Securities and Exchange Commission for the year ended December 31, 2019.
(vi)Fees and Expenses.  Borrower has paid all fees required in connection with the closing of this Agreement and all reasonable costs and expenses (including reasonable attorneys’ costs and fees) incurred by Administrative Agent in documenting or implementing same.

(vii)Closing Fee.  Borrower has paid to each Requisite Lender a closing fee in an amount equal to such Requisite Lender’s Commitment as of the Amendment No. 1 Effective Date multiplied by two and one-half basis points (0.025%).
(viii)Attorney Costs.  Borrower has paid all reasonable fees, charges and disbursements of counsel of Administrative Agent to the extent invoiced prior to or on the Amendment No. 1 Effective Date.
(ix)Collateral.  Administrative Agent has received satisfactory evidence that Administrative Agent, on behalf of the Lenders, shall continue to have, as applicable, a valid and perfected first priority (subject to certain exceptions set forth in the Loan  Documents) lien and security interest in the Collateral.
(x)Management Agreement.  Administrative Agent has received satisfactory evidence that the modifications contemplated hereby are permitted by Manager pursuant to the terms of the Management Agreement and the Owner’s Agreement.
(xi)Other Deliverables. Borrower has provided to Administrative Agent, and Administrative Agent has approved, all other materials, documents and submissions requested by Administrative Agent in connection with the transactions contemplated by this Agreement.
SECTION 8.  Reaffirmation.  By signing this Agreement, each Loan Party herby confirms that this Agreement shall not effect a novation of any of the obligations of the Loan Parties under the Existing Loan Agreement, any other Loan Document or any Other Related Document, which obligations shall continue in full force and effect as set forth in the First Amended Loan Agreement and such other Loan Documents.  Additionally, by signing this Agreement, each Guarantor hereby confirms that this Agreement shall not effect a novation of any of the obligations of such Guarantor under its Guaranty, the Hazardous Materials Indemnity, any other Loan Document or any Other Related Document to which such Guarantor is a party (collectively, the “Guarantor Documents”),  which obligations continue in full force and effect, and the Guarantor Documents are hereby reaffirmed, ratified and confirmed.  Each Loan Party hereby ratifies and confirms that all Liens granted, conveyed, or assigned to Administrative Agent by such Person pursuant to any Loan Document to which it is a party remain in full force and effect, are not released or reduced, and continue to secure full payment and performance of the Obligations as increased hereby.
SECTION 9.  Applicable Law; Jurisdiction; Venue.
(i)GOVERNING LAW. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.
(ii)SUBMISSION TO JURISDICTION.  BORROWER, OPERATING LESSEE, EACH OTHER LOAN PARTY, ADMINISTRATIVE AGENT AND EACH REQUISITE LENDER IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE NONEXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY AND OF THE UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF NEW YORK AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND EACH OF THE PARTIES HERETO

IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN SUCH FEDERAL COURT.  EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW.  NOTHING IN THIS AGREEMENT OR IN ANY OTHER LOAN DOCUMENT SHALL AFFECT ANY RIGHT THAT ADMINISTRATIVE AGENT OR ANY LENDER MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT AGAINST BORROWER, OPERATING LESSEE OR ANY OTHER LOAN PARTY OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION.
(iii)WAIVER OF VENUE.  BORROWER, OPERATING LESSEE, EACH OTHER LOAN PARTY, ADMINISTRATIVE AGENT AND EACH REQUISITE LENDER IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT IN ANY COURT REFERRED TO IN PARAGRAPH (ii) OF THIS SECTION.  EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT.
(iv)WAIVER OF JURY TRIAL.  EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY).  EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.
SECTION 10.  Loan Agreement Governs.  Except as expressly set forth herein, this Agreement shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of any Lender or Administrative Agent under the Existing Loan Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Existing Loan Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect.  Nothing herein shall be deemed to entitle any Loan Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the First Amended Loan Agreement or any other Loan Document in similar or different circumstances.

SECTION 8.  Counterparts.  This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.  Delivery of any executed counterpart of a signature page of this Agreement by facsimile or electronic transmission shall be as effective as delivery of a manually executed counterpart hereof.

SECTION 11.Severability.  If any provision or obligation under this Agreement shall be determined by a court of competent jurisdiction to be invalid, illegal or unenforceable, that provision shall be deemed severed from this Agreement and the validity, legality and enforceability of the remaining provisions or obligations shall remain in full force as though the invalid, illegal, or unenforceable provision had never been a part of this Agreement.
SECTION 12.Electronic Signatures.  This Agreement may be executed in one or more counterparts, each of which shall constitute an original and all of which when taken together shall constitute one agreement.  The words “execution,” signed,” “signature,” and words of like import in this Agreement shall include images of manually executed signatures transmitted by facsimile or other electronic format (including, without limitation, “pdf”, “tif” or “jpg”) and other electronic signatures (including, without limitation, DocuSign and AdobeSign). The use of electronic signatures and electronic records (including, without limitation, any contract or other record created, generated, sent, communicated, received, or stored by electronic means) shall be of the same legal effect, validity and enforceability as a manually executed signature or use of a paper-based record-keeping system to the fullest extent permitted by applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act and any other applicable law, including, without limitation, any state law based on the Uniform Electronic Transactions Act or the Uniform Commercial Code.  Each party hereto hereby waives any defenses to the enforcement of the terms of this Agreement based on the form of its signature, and hereby agrees that such electronically transmitted or signed signatures shall be conclusive proof, admissible in judicial proceedings, of such party’s execution of this Agreement. Even though the parties agree that electronic signatures are legally enforceable and intended to be effective for all purposes, the signing parties agree if requested by Administrative Agent in its sole discretion to promptly deliver to Administrative Agent the requested original document bearing an original manual signature, to the extent required or advisable to be delivered in connection with any program made available to Administrative Agent or any of its affiliates by the Federal Reserve, U.S. Treasury Department or any other federal or state regulatory body.

[Signatures Appear on Following Page]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the date first above written.

“BORROWER”

AURORA CONVENTION CENTER HOTEL, LLC,
a Delaware limited liability company

By:/s/ Mark Fioravanti

Name:Mark Fioravanti

Its:President

“OPERATING LESSEE”

AURORA CONVENTION CENTER HOTEL LESSEE, LLC,
a Delaware limited liability company

By:/s/ Mark Fioravanti

Name:Mark Fioravanti

Its:President

[Signatures Continue on Following Page]

Signature Page to Amendment No. 1 to Second Amended and Restated Loan Agreement and

Modification to Loan Documents

AGREED AND CONSENTED TO:

“RIDA GUARANTOR”

By:/s/ Ira M. Mitzner

Ira M. Mitzner

[Signatures Continue on Following Page]

Signature Page to Amendment No. 1 to Second Amended and Restated Loan Agreement and

Modification to Loan Documents

AGREED AND CONSENTED TO:

“RYMAN GUARANTOR”

RHP HOTEL PROPERTIES, LP,

a Delaware limited partnership

By: RHP Partner, LLC,

a Delaware limited liability company,

as sole general partner

By:/s/ Mark Fioravanti

Name:Mark Fioravanti

Title:Vice President

RYMAN HOSPITALITY PROPERTIES, INC.,

a Delaware corporation

By:/s/ Mark Fioravanti

Name:Mark Fioravanti

Title:President and Chief Financial Officer

[Signatures Continue on Following Page]

Signature Page to Amendment No. 1 to Second Amended and Restated Loan Agreement and

Modification to Loan Documents

“ADMINISTRATIVE AGENT AND LENDERS”

WELLS FARGO BANK, NATIONAL ASSOCIATION,

in its capacity as Lender and as Administrative Agent

By:/s/ Anand. J. Jobanputra

Name:Anand. J. Jobanputra

Title:Senior Vice President

[Signatures Continue on Following Page]

Signature Page to Amendment No. 1 to Second Amended and Restated Loan Agreement and

Modification to Loan Documents

AAREAL CAPITAL CORPORATION,

in its capacity as a Lender

By:/s/ Asish Thallur

Name:Asish Thallur

Its:Executive Director

By:/s/ Alan Griffin

Name:Alan Griffin

Its:General Counsel

[Signatures Continue on Following Page]

Signature Page to Amendment No. 1 to Second Amended and Restated Loan Agreement and

Modification to Loan Documents

AAREAL BANK AG,

in its capacity as a Lender

By:/s/ Daniela Pfutzner

Name:Daniela Pfutzner

Its:Senior Manager

By:/s/ Peter Kretzer

Name:Peter Kretzer

Its:Senior Manager

[Signatures Continue on Following Page]

Signature Page to Amendment No. 1 to Second Amended and Restated Loan Agreement and

Modification to Loan Documents

BANK OF AMERICA, NA,

in its capacity as a Lender

By:/s/ Roger C. Davis

Name:Roger C. Davis

Its:Senior Vice President

[Signatures Continue on Following Page]

Signature Page to Amendment No. 1 to Second Amended and Restated Loan Agreement and

Modification to Loan Documents

THE BANK OF NOVA SCOTIA,

in its capacity as a Lender

By:/s/ Ajit Goswami

Name:Ajit Goswami

Its:Managing Director

[Signatures Continue on Following Page]

Signature Page to Amendment No. 1 to Second Amended and Restated Loan Agreement and

Modification to Loan Documents

BMO HARRIS BANK N.A.,

in its capacity as a Lender

By:/s/ Scott Morris

Name:Scott Morris

Its:Authorized Signature

[Signatures Continue on Following Page]

Signature Page to Amendment No. 1 to Second Amended and Restated Loan Agreement and

Modification to Loan Documents

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK,

in its capacity as a Lender

By:/s/ Steven Jonassen

Name:Steven Jonassen

Its:Managing Director

By:/s/ Attila Coach

Name:Attila Coach

Its:Managing Director

[Signatures Continue on Following Page]

Signature Page to Amendment No. 1 to Second Amended and Restated Loan Agreement and

Modification to Loan Documents

FROST BANK,

in its capacity as a Lender

By:/s/ Anna Pawlik

Name:Anna Pawlik

Its:Market President

[Signatures Continue on Following Page]

Signature Page to Amendment No. 1 to Second Amended and Restated Loan Agreement and

Modification to Loan Documents

MIDFIRST BANK,

in its capacity as a Lender

By:/s/ Todd Wright

Name:Todd Wright

Its:Senior Vice President

[Signatures Continue on Following Page]

Signature Page to Amendment No. 1 to Second Amended and Restated Loan Agreement and

Modification to Loan Documents

RAYMOND JAMES BANK, N.A.,

in its capacity as a Lender

By:/s/ Matt Stein

Name:Matt Stein

Its:Senior Vice President

[Signatures Continue on Following Page]

Signature Page to Amendment No. 1 to Second Amended and Restated Loan Agreement and

Modification to Loan Documents

BANCO DE SABADELL, S.A. - MIAMI BRANCH,

in its capacity as a Lender

By:/s/ Ignacio Alcaraz

Name:Ignacio Alcaraz

Its:Head of Structured Finance Americas

[Signatures Continue on Following Page]

Signature Page to Amendment No. 1 to Second Amended and Restated Loan Agreement and

Modification to Loan Documents

SUMITOMO MITSUI BANKING CORPORATION,

in its capacity as a Lender

By:/s/ Juan Kreutz

Name:Juan Kreutz

Its:Managing Director

Signature Page to Amendment No. 1 to Second Amended and Restated Loan Agreement and

Modification to Loan Documents